UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2009

MOD-PAC CORP.
(Exact name of registrant as specified in its charter)

NEW YORK	0-50063	16-0957153
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Elmwood Avenue Way, Buffalo, New York		14207
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (716) 873-0640

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below)

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On February 25, 2009, the Compensation Committee of the Board of Directors of MOD-PAC CORP. (the “Company”) granted stock option awards under the Company’s 2002 Director Option Plan to the following directors of the Company:

Director	Options Granted

Kevin T. Keane	7,500 shares
Robert J. McKenna	7,500 shares
William G. Gisel, Jr.	7,500 shares
Howard Zemsky	7,500 shares

Each of the options granted to the Company’s directors as set forth above vests on August 25, 2009 and has an exercise price of $1.68 per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOD-PAC CORP.

Date:	February 27, 2009	By:	/S/ DANIEL G. KEANE
Daniel G. Keane
President and Chief Executive Officer